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                                                                  EXHIBIT 10.110

                          FIRST AMENDMENT TO AGREEMENT
                              OF PURCHASE AND SALE


         THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment"), is made and entered into as of January 31, 2001, by and among VALUE ENHANCEMENT FUND IV, L.P., a Georgia limited partnership ("Purchaser"), and AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust, AIP/BATTLEFIELD GP, INC., a Texas corporation, AIP-SWAG OPERATING, L.P., a Texas limited partnership, AIP PROPERTIES #3, L.P., a Delaware limited partnership, and AIP OPERATING, L.P., a Delaware limited partnership (collectively, "Seller"), with respect to the following facts and circumstances:

                              BACKGROUND STATEMENT

A. Purchaser and Seller have entered into that certain Agreement of Purchase and Sale dated as of November 1, 2000 (as amended, the "Agreement"), with respect to the proposed acquisition of certain Property (as defined in the Agreement).

B. The parties desire to amend the Agreement in certain respects as hereinafter set forth.

                                   AGREEMENTS

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid, the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received at and before the execution hereof, the parties agree as follows:

1. DEFINITIONS. Except as otherwise provided in this Amendment, capitalized terms used in this Amendment shall have the same meanings ascribed thereto as are contained in the Agreement, which meanings are hereby incorporated herein by this reference. Notwithstanding the foregoing, the parties hereto agree and acknowledge that AIP-SWAG Operating, L.P. is hereby removed from the definition of "Seller" in the Agreement and is no longer a party to the Agreement.

2. CLOSING DATE. Section 1.1.7 of the Agreement is hereby amended by deleting the three (3) references to "January 31, 2001" therein and by inserting in lieu thereof in each case the words "March 30, 2001".

3. TENANT ESTOPPEL CERTIFICATES. Section 9.2.6 of the Agreement is hereby amended by deleting the words "no more than fifteen (15) days prior to Closing" from the first sentence of said Section 9.2.6 and by inserting in lieu thereof immediately following the words "Acceptable Estoppel Certificates" in the third line of said Section 9.2.6, the following, "dated no earlier than thirty (30) days prior to the meeting scheduled by Seller for obtaining Shareholder Approval,".

4. RATIFICATION. Except as herein expressly modified or amended, all terms and conditions of the Agreement are hereby ratified and confirmed by Seller and Purchaser and remain in full force and effect.


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5.       MULTIPLE COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but which together shall constitute this Amendment.




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         IN WITNESS WHEREOF, the parties hereto have duly signed, sealed and delivered this Amendment effective as of the date hereinabove set forth.

                     PURCHASER:

                     VALUE ENHANCEMENT FUND IV, L.P., a Georgia limited partnership

                     By: VEF IV GP, Inc., General Partner


                            By: /s/ Howard Huang
                               ------------------------------------------
                            Name:  Howard Huang
                                 ----------------------------------------
                            Title:  Vice President
                                  ---------------------------------------



                     SELLER:

                     AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust


                     By: /s/ Charles W. Wolcott
                        -------------------------------------------------
                     Name: Charles W. Wolcott
                     Title: President and CEO



                     AIP/BATTLEFIELD GP, INC., a Texas corporation


                     By: /s/ Charles W. Wolcott
                        -------------------------------------------------
                     Name: Charles W. Wolcott
                     Title: President and CEO



                     AIP-SWAG OPERATING, L.P., a Texas limited partnership

                     By: AIP-Swag GP, Inc., General Partner


                     By: /s/ Charles W. Wolcott
                        -------------------------------------------------
                     Name: Charles W. Wolcott
                     Title: President and CEO


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                     AIP PROPERTIES #3, L.P., a Delaware limited
                     partnership

                     By: AIP Properties #3 GP, Inc., General Partner


                     By: /s/ Charles W. Wolcott
                        -------------------------------------------------
                     Name: Charles W. Wolcott
                     Title: President and CEO



                     AIP OPERATING, L.P., a Delaware limited partnership

                     By: American Industrial Properties REIT, General
                         Partner


                     By: /s/ Charles W. Wolcott
                        -------------------------------------------------
                     Name: Charles W. Wolcott
                     Title: President and CEO




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